Red Cedar Short Term Bond Fund

Supplement dated May 27, 2022

to the Statement of Additional Information dated as of February 28, 2022 (the “SAI”)

of Red Cedar Short Term Bond Fund (the “Fund”)

This Supplement provides new and additional information beyond that in, and should be read in conjunction with, the Fund’s SAI.

Effective as of May 19, 2022, Matthew Swendiman has resigned as the Chief Compliance Officer (“CCO”) of the Trust and Dennis Mason has been appointed as the CCO of the Trust. Accordingly, effective immediately, the reference to Matthew Swendiman in the table for the officers of the Trust within the section entitled “Management of the Trust” on page 36 of the SAI is removed and replaced with the following:

Dennis Mason Red Cedar Fund Trust 333 Bridge Street NW Suite 601 Grand Rapids, MI 49504 YOB: 1967	Chief Compliance Officer	Indefinite; Since May 2022	Senior Compliance Officer, Key Bridge Compliance, LLC (April 2021 – present); Chief Compliance Officer, Reflection Asset Management, LLC (March 2022 – present); Chief Compliance Officer, F/m Funds Trust (April 2022 – present); Chief Compliance Officer, Forum Funds (September 2016 – April 2021); Fund Compliance Officer, Apex Fund Services (July 2013 – April 2021).

This Supplement and the Fund’s SAI provide relevant information for all shareholders and should be retained for future reference.